EXHIBIT A: Sub-Item 77C: Submission Of Matters To A Vote Of Security Holders.
WORLDWIDE ABSOLUTE RETURN FUND

On March 9, 2006, at a Special Meeting of Shareholders, the following proposals were voted:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
1. To elect the following nominees as Trustees
Richard C. Cowell
Affirmative	485,870.562	79.42%	100.00%
Withhold	0.000	0.00%	0.00%
TOTAL	485,870.562	79.42%	100.00%
Jon Lukomnik
Affirmative	485,870.562	79.42%	100.00%
Withhold	0.000	0.00%	0.00%
TOTAL	485,870.562	79.42%	100.00%
David J. Olderman
Affirmative	485,870.562	79.42%	100.00%
Withhold	0.000	0.00%	0.00%
TOTAL	485,870.562	79.42%	100.00%
Ralph F. Peters
Affirmative	485,870.562	79.42%	100.00%
Withhold	0.000	0.00%	0.00%
TOTAL	485,870.562	79.42%	100.00%
Wayne H. Shaner
Affirmative	485,870.562	79.42%	100.00%
Withhold	0.000	0.00%	0.00%
TOTAL	485,870.562	79.42%	100.00%
R. Alastair Short
Affirmative	485,870.562	79.42%	100.00%
Withhold	0.000	0.00%	0.00%
TOTAL	485,870.562	79.42%	100.00%
Richard D. Stamberger
Affirmative	485,870.562	79.42%	100.00%
Withhold	0.000	0.00%	0.00%
TOTAL	485,870.562	79.42%	100.00%

2. To modify or eliminate fundamental investment restrictions to modernize the investment restrictions of the Funds;

(2H) Commodities
Affirmative	481,552.891	78.71%	99.11%
Against	0.000	0.00%	0.00%
Abstain	4,317.671	0.71%	0.89%
TOTAL	485,870.562	79.42%	100.00%
(2I) Concentration
Affirmative	481,552.891	78.71%	99.11%
Against	0.000	0.00%	0.00%
Abstain	4,317.671	0.71%	0.89%
TOTAL	485,870.562	79.42%	100.00%

WORLDWIDE BOND FUND
On March 9, 2006, at a Special Meeting of Shareholders, the following proposals were voted:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
1. To elect the following nominees as Trustees
Richard C. Cowell
Affirmative	4,221,433.416	88.92%	89.60%
Withhold	490,113.043	10.32%	10.40%
TOTAL	4,711,546.459	99.24%	100.00%
Jon Lukomnik
Affirmative	4,306,794.704	90.72%	91.41%
Withhold	404,751.755	8.53%	8.59%
TOTAL	4,711,546.459	99.24%	100.00%
David J. Olderman
Affirmative	4,306,794.704	90.72%	91.41%
Withhold	404,751.755	8.53%	8.59%
TOTAL	4,711,546.459	99.24%	100.00%
Ralph F. Peters
Affirmative	4,221,433.416	88.92%	89.60%
Withhold	490,113.043	10.32%	10.40%
TOTAL	4,711,546.459	99.24%	100.00%
Wayne H. Shaner
Affirmative	4,306,794.704	90.72%	91.41%
Withhold	404,751.755	8.53%	8.59%
TOTAL	4,711,546.459	99.24%	100.00%
R. Alastair Short
Affirmative	4,306,794.704	90.72%	91.41%
Withhold	404,751.755	8.53%	8.59%
TOTAL	4,711,546.459	99.24%	100.00%
Richard D. Stamberger
Affirmative	4,306,794.704	90.72%	91.41%
Withhold	404,751.755	8.53%	8.59%
TOTAL	4,711,546.459	99.24%	100.00%

2. To modify or eliminate fundamental investment restrictions to modernize the investment restrictions of the Funds;

(2A) Borrowing
Affirmative	4,342,103.023	91.46%	92.16%
Against	349,220.992	7.36%	7.41%
Abstain	20,222.444	0.43%	0.43%
TOTAL	4,711,546.459	99.24%	100.00%
(2B) Underwriting
Affirmative	4,344,763.951	91.51%	92.22%
Against	349,220.992	7.36%	7.41%
Abstain	17,561.516	0.37%	0.37%
TOTAL	4,711,546.459	99.24%	100.00%
(2C) Lending
Affirmative	4,342,103.023	91.46%	92.16%
Against	349,220.992	7.36%	7.41%
Abstain	20,222.444	0.43%	0.43%
TOTAL	4,711,546.459	99.24%	100.00%
(2D) Senior securities
Affirmative	4,297,612.054	91.52%	91.21%
Against	396,372.889	8.35%	8.41%
Abstain	17,561.516	0.37%	0.37%
TOTAL	4,711,546.459	99.24%	100.00%
(2E) Real estate
Affirmative	4,344,763.951	91.51%	92.22%
Against	349,220.992	7.36%	7.41%
Abstain	17,561.516	0.37%	0.37%
TOTAL	4,711,546.459	99.24%	100.00%
(2F) Real estate limited partnerships, oil, gas, and minerals
Affirmative	4,344,763.951	91.51%	92.22%
Against	349,220.992	7.36%	7.41%
Abstain	17,561.516	0.37%	0.37%
TOTAL	4,711,546.459	99.24%	100.00%
(2G) Investing for the purposes of exercising control
Affirmative	4,307,070.416	90.72%	91.42%
Against	386,914.527	8.15%	8.21%
Abstain	17,561.516	0.37%	0.37%
TOTAL	4,711,546.459	99.24%	100.00%
(2H) Commodities
Affirmative	4,302,262.918	90.62%	91.31%
Against	391,722.025	8.25%	8.31%
Abstain	17,561.516	0.37%	0.37%
TOTAL	4,711,546.459	99.24%	100.00%
(2I) Concentration
Affirmative	4,257,771.949	89.68%	90.37%
Against	436,212.994	9.19%	9.26%
Abstain	17,561.516	0.37%	0.37%
TOTAL	4,711,546.459	99.24%	100.00%

WORLDWIDE EMERGING MARKETS FUND On March 9, 2006, at a Special Meeting of Shareholders, the following proposals were voted:
	No. of Shares	% of Outstanding Shares	% of Shares Voted
1. To elect the following nominees as Trustees
Richard C. Cowell
Affirmative	10,876,663.192	85.04%	95.62%
Withhold	498,056.004	3.89%	4.38%
TOTAL	11,374,719.196	88.94%	100.00%
Jon Lukomnik
Affirmative	11,128,421.099	87.01%	97.84%
Withhold	246,298.097	1.93%	2.17%
TOTAL	11,374,719.196	88.94%	100.00%
David J. Olderman
Affirmative	10,973,307.015	85.80%	96.47%
Withhold	401,412.181	3.14%	3.53%
TOTAL	11,374,719.196	88.94%	100.00%
Ralph F. Peters
Affirmative	10,885,633.926	85.11%	95.70%
Withhold	489,085.270	3.82%	4.30%
TOTAL	11,374,719.196	88.94%	100.00%
Wayne H. Shaner
Affirmative	10,995,353.190	85.97%	96.67%
Withhold	379,366.006	2.97%	3.34%
TOTAL	11,374,719.196	88.94%	100.00%
R. Alastair Short
Affirmative	10,997,680.323	85.99%	96.69%
Withhold	377,038.873	2.95%	3.32%
TOTAL	11,374,719.196	88.94%	100.00%
Richard D. Stamberger
Affirmative	10,945,486.541	85.58%	96.23%
Withhold	429,232.655	3.36%	3.77%
TOTAL	11,374,719.196	88.94%	100.00%

2. To modify or eliminate fundamental investment restrictions to modernize the investment restrictions of the Funds;

(2A) Borrowing
Affirmative	10,784,606.145	84.32%	94.81%
Against	333,682.129	2.61%	2.93%
Abstain	256,430.922	2.01%	2.25%
TOTAL	11,374,719.196	88.94%	100.00%
(2B) Underwriting
Affirmative	10,815,523.993	84.56%	95.08%
Against	295,227.411	2.31%	2.60%
Abstain	263,967.792	2.06%	2.32%
TOTAL	11,374,719.196	88.94%	100.00%
(2C) Lending
Affirmative	10,768,849.578	84.20%	94.67%
Against	349,438.696	2.73%	3.07%
Abstain	256,430.922	2.01%	2.25%
TOTAL	11,374,719.196	88.94%	100.00%
(2D) Senior securities
Affirmative	10,794,996.053	84.40%	94.90%
Against	323,292.221	2.53%	2.84%
Abstain	256,430.922	2.01%	2.25%
TOTAL	11,374,719.196	88.94%	100.00%
(2E) Real estate
Affirmative	10,820,650.994	84.60%	95.13%
Against	297,637.280	2.33%	2.62%
Abstain	256,430.922	2.01%	2.25%
TOTAL	11,374,719.196	88.94%	100.00%
(2F) Real estate limited partnerships, oil, gas, and minerals
Affirmative	10,797,357.558	84.42%	94.92%
Against	320,930.716	2.51%	2.82%
Abstain	256,430.922	2.01%	2.25%
TOTAL	11,374,719.196	88.94%	100.00%
(2G) Investing for the purposes of exercising control
Affirmative	10,772,464.146	84.23%	94.71%
Against	345,824.128	2.70%	3.04%
Abstain	256,430.922	2.01%	2.25%
TOTAL	11,374,719.196	88.94%	100.00%
(2H) Commodities
Affirmative	10,794,416.674	84.40%	94.90%
Against	323,871.600	2.53%	2.85%
Abstain	256,430.922	2.01%	2.25%
TOTAL	11,374,719.196	88.94%	100.00%
(2I) Concentration
Affirmative	10,812,954.899	84.54%	95.06%
Against	305,333.375	2.39%	2.69%
Abstain	256,430.922	2.01%	2.25%
TOTAL	11,374,719.20	88.94%	100.00%
(2J) Diversification
Affirmative	10,812,675.372	84.54%	95.06%
Against	305,612.902	2.39%	2.69%
Abstain	256,430.922	2.01%	2.25%
TOTAL	11,374,719.196	88.94%	100.00%

WORLDWIDE HARD ASSETS FUND
On March 9, 2006, at a Special Meeting of Shareholders, the following proposals were voted:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
1. To elect the following nominees as Trustees
Richard C. Cowell
Affirmative	17,281,783.228	93.52%	97.91%
Withhold	368,590.970	2.00%	2.09%
TOTAL	17,650,374.198	95.51%	100.00%
Jon Lukomnik
Affirmative	17,300,422.750	93.62%	98.02%
Withhold	349,951.448	1.89%	1.98%
TOTAL	17,650,374.198	95.51%	100.00%
David J. Olderman
Affirmative	17,289,516.403	93.56%	97.96%
Withhold	360,857.795	1.95%	2.04%
TOTAL	17,650,374.198	95.51%	100.00%
Ralph F. Peters
Affirmative	17,289,516.403	93.56%	97.96%
Withhold	360,857.795	1.95%	2.04%
TOTAL	17,650,374.198	95.51%	100.00%
Wayne H. Shaner
Affirmative	17,306,940.919	93.66%	98.05%
Withhold	343,433.279	1.86%	1.95%
TOTAL	17,650,374.198	95.51%	100.00%
R. Alastair Short
Affirmative	17,292,785.214	93.58%	97.97%
Withhold	357,588.984	1.94%	2.03%
TOTAL	17,650,374.198	95.51%	100.00%
Richard D. Stamberger
Affirmative	17,302,282.403	93.63%	98.03%
Withhold	348,091.795	1.88%	1.97%
TOTAL	17,650,374.198	95.51%	100.00%

2. To modify or eliminate fundamental investment restrictions to modernize the investment restrictions of the Funds;

(2A) Borrowing
Affirmative	16,734,808.806	90.56%	94.81%
Against	333,648.749	1.81%	1.89%
Abstain	581,916.643	3.15%	3.30%
TOTAL	17,650,374.198	95.51%	100.00%
(2B) Underwriting
Affirmative	16,767,329.583	90.74%	95.00%
Against	302,291.849	1.64%	1.71%
Abstain	580,752.766	3.14%	3.29%
TOTAL	17,650,374.198	95.51%	100.00%
(2C) Lending
Affirmative	16,783,764.626	90.82%	95.09%
Against	290,687.889	1.57%	1.65%
Abstain	575,921.683	3.12%	3.26%
TOTAL	17,650,374.198	95.51%	100.00%
(2D) Senior securities
Affirmative	16,798,749.843	90.91%	95.18%
Against	275,702.672	1.49%	1.56%
Abstain	575,921.683	3.12%	3.26%
TOTAL	17,650,374.198	95.51%	100.00%
(2E) Real estate
Affirmative	16,851,606.297	91.19%	95.47%
Against	223,060.677	1.21%	1.26%
Abstaln	575,707.224	3.12%	3.26%
TOTAL	17,650,374.198	95.51%	100.00%
(2F) Real estate limited partnerships, oil, gas, and minerals
Affirmative	16,787,144.438	90.84%	95.11%
Against	285,265.343	1.54%	1.62%
Abstain	577,964.417	3.13%	3.28%
TOTAL	17,650,374.198	95.51%	100.00%
(2G) Investing for the purposes of exercising control
Affirmative	16,841,467.481	91.14%	95.42%
Against	232,985.034	1.26%	1.32%
Abstain	575,921.683	3.12%	3.26%
TOTAL	17,650,374.198	95.51%	100.00%
(2H) Commodities
Affirmative	16,826,001.419	91.05%	95.33%
Against	248,665.555	1.35%	1.41%
Abstain	575,707.224	3.12%	3.26%
TOTAL	17,650,374.198	95.51%	100.00%
(2I) Concentration
Affirmative	16,850,042.376	91.18%	95.47%
Against	224,624.598	1.22%	1.27%
Abstain	575,707.224	3.12%	3.26%
TOTAL	17,650,374.198	95.51%	100.00%
(2J) Diversification
Affirmative	16,852,872.143	91.20%	95.48%
Against	219,537.638	1.19%	1.24%
Abstain	577,964.417	3.13%	3.28%
TOTAL	17,650,374.198	95.51%	100.00%

WORLDWIDE REAL ESTATE FUND
On March 9, 2006, at a Special Meeting of Shareholders, the following proposals were voted:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
1. To elect the following nominees as Trustees
Richard C. Cowell
Affirmative	1,013,715.488	97.42%	97.90%
Withhold	21,792.684	2.09%	2.11%
TOTAL	1,035,508.172	99.51%	100.00%
Jon Lukomnik
Affirmative	1,013,715.488	97.42%	97.90%
Withhold	21,792.684	2.09%	2.11%
TOTAL	1,035,508.172	99.51%	100.00%
David J. Olderman
Affirmative	1,013,715.488	97.42%	97.90%
Withhold	21,792.684	2.09%	2.11%
TOTAL	1,035,508.172	99.51%	100.00%
Ralph F. Peters
Affirmative	1,013,715.488	97.42%	97.90%
Withhold	21,792.684	2.09%	2.11%
TOTAL	1,035,508.172	99.51%	100.00%
Wayne H. Shaner
Affirmative	1,013,715.488	97.42%	97.90%
Withhold	21,792.684	2.09%	2.11%
TOTAL	1,035,508.172	99.51%	100.00%
R. Alastair Short
Affirmative	1,013,715.488	97.42%	97.90%
Withhold	21,792.684	2.09%	2.11%
TOTAL	1,035,508.172	99.51%	100.00%
Richard D. Stamberger
Affirmative	1,013,715.488	97.42%	97.90%
Withhold	21,792.684	2.09%	2.11%
TOTAL	1,035,508.172	99.51%	100.00%

2. To modify or eliminate fundamental investment restrictions to modernize the investment restrictions of the Funds;

(2A) Borrowing
Affirmative	959,551.525	92.21%	92.67%
Against	22,065.244	2.12%	2.13%
Abstain	53,891.403	5.18%	5.20%
TOTAL	1,035,508.172	99.51%	100.00%
(2B) Underwriting
Affirmative	959,551.525	92.21%	92.67%
Against	22,065.244	2.12%	2.13%
Abstain	53,891.403	5.18%	5.20%
TOTAL	1,035,508.172	99.51%	100.00%
(2C) Lending
Affirmative	959,551.525	92.21%	92.67%
Against	22,065.244	2.12%	2.13%
Abstain	53,891.403	5.18%	5.20%
TOTAL	1,035,508.172	99.51%	100.00%
(2D) Senior securities
Affirmative	959,551.525	92.21%	92.67%
Against	22,065.244	2.12%	2.13%
Abstain	53,891.403	5.18%	5.20%
TOTAL	1,035,508.172	99.51%	100.00%
(2E) Real estate
Affirmative	959,551.525	92.21%	92.67%
Against	22,065.244	2.12%	2.13%
Abstain	53,891.403	5.18%	5.20%
TOTAL	1,035,508.172	99.51%	100.00%
(2F) Real estate limited partnerships, oil, gas, and minerals
Affirmative	959,551.525	92.21%	92.67%
Against	22,065.244	2.12%	2.13%
Abstain	53,891.403	5.18%	5.20%
TOTAL	1,035,508.172	99.51%	100.00%
(2G) Investing for the purposes of exercising control
Affirmative	959,551.525	92.21%	92.67%
Against	22,065.244	2.12%	2.13%
Abstain	53,891.403	5.18%	5.20%
TOTAL	1,035,508.172	99.51%	100.00%
(2H) Commodities
Affirmative	957,571.491	92.02%	92.47%
Against	24,045.278	2.31%	2.32%
Abstain	53,891.403	5.18%	5.20%
TOTAL	1,035,508.172	99.51%	100.00%
(2I) Concentration
Affirmative	957,571.491	92.02%	92.47%
Against	24,045.278	2.31%	2.32%
Abstain	53,891.403	5.18%	5.20%
TOTAL	1,035,508.172	99.51%	100.00%